UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 24, 2004


                         Magellan Petroleum Corporation
             (Exact Name of registrant as specified in its charter)

              Delaware                    1-5507                06-0842255
  ----------------------------------   ------------------  ------------------
    (State or other jurisdiction       (Commission           (IRS Employer
          of incorporation)              File Number)       Identification No.)


                     P.O. Box 1146, Madison, CT 06443-1146
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (203) 245-7664


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION


Item 5.           Other Events and Regulation FD Disclosure

         On June 24, 2004, Magellan Petroleum Corporation (the "Company") issued a press release announcing (1) that James R. Joyce, the Company's retiring Chief Executive Officer, President and Chief Financial Officer and a Company director since 1993, has submitted to the Company his resignations, both effective as of June 30, 2004, as a director of the Company and as a director of Magellan Petroleum Australia Limited, the Company's majority-owned subsidiary, and (2) that Walter McCann, a Company director since 1983, has been elected Chairman of the Board of Directors of the Company.

         A copy of the Company's press release dated June 24, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

         (a) Exhibits.

                  Exhibit No.       Exhibit

                  99.1              Company Press Release, dated June 24, 2004.



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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MAGELLAN PETROLEUM CORPORATION
                                                                 (Registrant)


                                      By /s/ Daniel J. Samela
                                     -----------------------------------------
                                        Name: Daniel J. Samela
                                        Title:   Treasurer


Date: June 24, 2004


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                                  EXHIBIT INDEX


Exhibit No.      Description                                         Page No.
-----------      -----------                                         --------

99.1             Company Press Release, dated as of June 24, 2004.          5